Execution Version
SEVENTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
This SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 22, 2019 (this “Amendment”), is by and among Commercial Metals Company, a Delaware corporation (the “Company”), CMC International Finance S.à r.l., a company organized and existing under the laws of Luxembourg as a société à responsabilité limitée (the “Foreign Borrower”) (the Company, together with the Foreign Borrower, collectively, the “Borrowers”), the lending institutions party hereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for itself and the other Lenders party to that certain Credit Agreement, dated as of June 26, 2014 (as amended, supplemented, and restated or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among the Borrowers, the lending institutions party thereto (the “Lenders”) and the Administrative Agent. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement to make certain revisions to the terms and conditions of the Credit Agreement as specifically set forth in this Amendment.
NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:
§1.Amendments to Credit Agreement.
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order to read as follows:
“Covered Party” has the meaning specified in Section 11.29.
“QFC Credit Support” has the meaning specified in Section 11.29.
“Supported QFC” has the meaning specified in Section 11.29.
“U.S. Special Resolution Regimes” has the meaning specified in Section 11.29.
(b)    The definition of “Arrangers” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:
“Arrangers” means BofA Securities, Inc., Wells Fargo Bank, National Association, PNC Bank, National Association and Citibank, N.A., each in their capacity as a joint lead arranger and joint book manager.

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(c)    The definition of “Funded Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:
“Funded Debt” of any Person means, as of the date of determination and without duplication (a) all Indebtedness of such Person for borrowed money (other than any Receivables Facility Attributed Indebtedness of such Person) or which has been incurred in connection with the acquisition of plant, property and equipment, (b) all Capitalized Rentals of such Person, and (c) all Guaranties by such Person of Funded Debt of others. For the avoidance of doubt, Receivables Facility Attributed Indebtedness of any Person shall not be included as Funded Debt of such Person.
(d)    The definition of “Related Parties” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates.
(e)    The reference to “Revolving Lender” in Section 2.05(a)(i) and Section 2.12(a) shall be amended to refer to “Revolving Credit Lender”.
(f)    The definition of “S&P” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:
“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto.
(g)    Clause (a) of Section 1.03 of the Credit Agreement is hereby amended and restated to read as follows:
(a)    Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except (i) for changes in the method of inventory accounting prepared in conformity with GAAP and (ii) as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, (i) Indebtedness of the Company and its consolidated Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded, and (ii) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under FASB ASC Topic 825 “Financial Instruments” (or any other financial accounting standard having a

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similar result or effect) to value any Indebtedness of the Company or any Subsidiary at “fair value”, as defined therein. For purposes of determining the amount of any outstanding Indebtedness, no effect shall be given to (x) any election by the Company to measure an item of Indebtedness using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification 825–10–25 (formerly known as FASB 159) or any similar accounting standard) or (y) any change in accounting for leases pursuant to GAAP resulting from the implementation of Financial Accounting Standards Board ASU No. 2016–02, Leases (Topic 842), to the extent such adoption would require recognition of a lease liability where such lease (or similar arrangement) would not have required a lease liability under GAAP as in effect on December 31, 2015.
(h)    Clause (b) of Section 1.03 of the Credit Agreement is hereby amended and restated to read as follows:
(b)    Changes in GAAP. If at any time any change in GAAP (including the adoption of IFRS) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements dated August 31, 2016 for all purposes of this Agreement notwithstanding any change in GAAP related thereto.
(i)    Section 1.02 of the Credit Agreement is hereby amended by adding a new subsection (e) thereto to read as follows:
(e)    Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

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(j)    Clause (c) of Section 1.05 of the Credit Agreement is hereby amended and restated to read as follows:
(c)    The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurocurrency Rate” or with respect to rate that is an alternative or replacement for or successor to any of such rate (including, without limitation, any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes.
(k)    Section 2.16 of the Credit Agreement is hereby amended by adding a new subsection (c) thereto to read as follows:
(c)    New Swing Line Loans/Letters of Credit. So long as any Revolving Credit Lender is a Defaulting Lender, (i) the Swing Line Lender shall not be required to fund any Swing Line Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan (and, for the avoidance of doubt, after giving effect to any reallocation described in Section 2.16(a)(iv) above) and (ii) no L/C Issuer shall be required to issue, extend, increase, reinstate or renew any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.
(l)    Article XI of the Credit Agreement is hereby amended by adding a new Section 11.29 thereto to read as follows:
11.29. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation

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and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 11.29, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
§2.    Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:
(a)    the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Borrowers, each Guarantor and the Required Lenders;
(b)    the Administrative Agent shall have received a (i) certified resolution of the Company authorizing the execution, delivery and performance of this Amendment, and (ii) a certified resolution of the Foreign Borrower authorizing the execution, delivery and performance of this Amendment;
(c)    the Administrative Agent shall have received all invoiced out of pocket fees and expenses due and owing in connection with this Amendment;

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(d)    the Borrowers shall have paid all reasonable invoiced fees and expenses of the Administrative Agent’s counsel, Greenberg Traurig LLP; and
(e)    the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.
§3.    Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:
(a)    the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that a representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date, and except that the representations contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement, respectively;
(b)    no event has occurred and is continuing which constitutes a Default or an Event of Default;
(c)    (i) the Borrowers have full power and authority to execute and deliver this Amendment and (ii) this Amendment has been duly executed and delivered by the Company and the Foreign Borrower, as the case may be, and (iii) this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company and the Foreign Borrower, as the case may be, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);
(d)    neither the execution, delivery and performance of this Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any Organization Documents of either Borrower, or any indenture, agreement or other instrument to which either Borrower or any of its property is subject; and
(e)    no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by either Borrower of this Amendment or (ii) the acknowledgement by any Guarantor of this Amendment.
§4.    No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents (as amended and restated in connection herewith, if applicable) remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents

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(as amended and restated in connection herewith, if applicable) are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Borrowers, or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
§5.    Guarantor’s Acknowledgment. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrowers of this Amendment, (b) acknowledges and agrees that its obligations in respect of its Domestic Guaranty or Foreign Guaranty, as applicable, are not released, diminished, waived or modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Domestic Guaranty or Foreign Guaranty, as applicable, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Domestic Guaranty or Foreign Guaranty, as applicable.
§6.    Reference to the Credit Agreement.
(a)    Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby. This Amendment shall be a Loan Document.
(b)    The Credit Agreement, as modified herein, shall remain in full force and effect and is hereby ratified and confirmed.
§7.    Costs, Expenses and Taxes. The Company agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
§8.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
§9.    Governing Law; Binding Effect. This Amendment shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law. This Amendment shall be binding upon

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the parties hereto and their respective successors and assigns. The provisions of Section 11.15 of the Credit Agreement are incorporated herein mutatis mutandis.
§10.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
§11.    ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.
COMMERCIAL METALS COMPANY,
as Borrower

By: /s/ Paul Lawrence
    Name: Paul Lawrence
    Title: Treasurer and Vice President
Financial Planning and Analysis

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement

CMC INTERNATIONAL FINANCE, S.Á R.L.,
as Borrower

By: /s/ Nathan B. Kraus
    Name: Nathan B. Kraus
    Title: Class B Manager

By: /s/ Peter Jan van der Meer
    Name: Pieter Jan van der Meer
    Title: Class A Manager

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Melissa Mullis
    Name: Melissa Mullis
    Title: Assistant Vice President

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer and Swing Line Lender

By: /s/ Scott Blackman
    Name: Scott Blackman
    Title: SVP

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement

CITIBANK, N.A.,
as a Lender and an L/C Issuer

By: /s/ Brad Peters
    Name: Brad Peters
    Title: Director

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jonathan D. Beck
    Name: Jonathan D. Beck
    Title: Vice President

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement

BBVA USA f/k/a COMPASS BANK,
as a Lender

By: /s/ Raj Nambiar
    Name: Raj Nambiar
    Title: Sr. Vice President

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Joseph McElhinny
    Name: Joseph McElhinny
    Title: Vice President

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement

COŐPERATIEVE RABOBANK U.A., NEW YORK BRANCH,
as a Lender

By: /s/ Paul Moisselin
    Name: Paul Moisselin
    Title: Executive Director
By: /s/ Gabrielle Rossi
    Name: Gabrielle Rossi
    Title: Vice President

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ Jim Wright
    Name: Jim Wright
    Title: Vice President

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement

BMO HARRIS BANK N.A.,
as a Lender

By: /s/ Jason Deegan
    Name: Jason Deegan
    Title: Director

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement

SANTANDER BANK, N.A.,
as a Lender

By:    /s/ Carolina Gutierrez
    Name: Carolina Gutierrez
    Title: Vice President
By:    /s/ Zara Kamal
    Name: Zara Kamal
    Title: Vice President

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jonathan F. Lindvall
    Name: Jonathan F. Lindvall
    Title: Senior Vice President

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Neha Shah
    Name: Neha Shah
    Title: Duly Authorized Signatory

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement

FIFTH THIRD BANK,
as a Lender

By: /s/ Justin Brauer
    Name: Justin Brauer
    Title: Director

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement

ACKNOWLEDGED AND AGREED:

STRUCTURAL METALS, INC.
C M C STEEL FABRICATORS, INC.
SMI STEEL LLC
OWEN ELECTRIC STEEL COMPANY OF
SOUTH CAROLINA
SMI-OWEN STEEL COMPANY, INC.
OWEN INDUSTRIAL PRODUCTS, INC.
CMC STEEL OKLAHOMA, LLC
CMC STEEL US, LLC
CMC REBAR WEST

By:     /s/ Paul Lawrence
Name:     Paul Lawrence
Title:     Treasurer

CMC GH, LLC

By:     /s/ Paul Kirkpatrick
Name:     Paul Kirkpatrick
Title:     Secretary

CMC POLAND SP. Z O.O.

By:     /s/ Jerzy Kozicz
Name: Jerzy Kozicz
Title: President of the Management Board

By:     /s/ Tomasz Flak
Name: Tomasz Flak
Title: Member of the Management Board

Signature Page to Seventh Amendment to Fourth Amended and Restated Credit Agreement